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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 28, 2002, included in Aspect Medical Systems, Inc.'s Annual Report on this Form 10-K for the year ended December 31, 2001, into the Company's previously filed Registration Statement on Form S-8 File
No. 333-37130.

                                                 /s/ Arthur Andersen LLP

Boston, Massachusetts
March 27, 2002